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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated April 21, 2000 included in Gadzoox Networks Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

San Jose, California
July 14, 2000